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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
     Check the appropriate box:
/ /  Preliminary Proxy Statement              / /  Confidential, for Use of the
/ /  Definitive Proxy Statement                    Commission Only (as Permitted
/X/  Definitive Additional Materials               by Rule 14a-6(e)(2))
/ /  Soliciting Material Pursuant to Rule
        14a-11(c) or Rule 14a-12

                           Wire One Technologies, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/ /   $125 per Exchange Act Rules 0-11(c)(1) (ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy to Exchange Act Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ----------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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/ /   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid: $ ____________
       (2) Form, Schedule or Registration Statement No.:  ___________
       (3) Filing Party:
       (4) Date Filed: __________, 1999


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                           WIRE ONE TECHNOLOGIES, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                    -----------------------------------------

                           PROXY STATEMENT SUPPLEMENT
                                       FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2001

                    -----------------------------------------


         This supplements the Proxy Statement dated April 26, 2001 of Wire One Technologies, Inc. (the "Company"), soliciting proxies to be voted at its annual meeting of stockholders to be held on May 25, 2001.

Audit Matters

         Audit Fees

         The aggregate fees billed or expected to be billed by the Company's auditors, BDO Seidman, LLP, for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were approximately $125,000.

         Financial Information Systems Design and Implementation Fees

         For the year ended December 31, 2000, BDO Seidman, LLP did not perform any services for the Company relating to financial information systems design and implementation.

         All Other Fees

         The aggregate fees billed for services rendered by BDO Seidman, LLP for the year ended December 31, 2000, other than the services described under Audit Fees above, were $97,387. The Company's Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of BDO Seidman, LLP.